EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Enron Oil & Gas Company and subsidiaries included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-42620, 33-48358, 33-52201 and 33-58103.

                                                     ARTHUR ANDERSEN LLP

Houston, Texas
March 22, 1995